AB Municipal Income Fund II

-AB Arizona Portfolio

Class A (Ticker: AAZAX); Class C (Ticker: AAZCX); Advisor Class (Ticker: AAZYX)

-AB Minnesota Portfolio

Class A (Ticker: AMNAX); Class C (Ticker: AMNCX)

-AB New Jersey Portfolio

Class A (Ticker: ANJAX); Class C (Ticker: ANJCX)

-AB Ohio Portfolio

Class A (Ticker: AOHAX); Class C (Ticker: AOHCX)

-AB Pennsylvania Portfolio

Class A (Ticker: APAAX); Class C (Ticker: APACX)

Supplement dated November 8, 2024 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated September 30, 2024 for AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio (each, a “Portfolio” and together, the “Portfolios”).

At a recent meeting, the Board of Trustees of AB Municipal Income Fund II (the "Board") approved, and determined to recommend to shareholders of each Portfolio for their approval, the proposed liquidation and termination of the respective Portfolio (each, a “Liquidation”). Shareholders of each Portfolio will be asked to consider and approve the respective Liquidation at a Special Meeting of Shareholders of the Portfolios to be held on or about January 13, 2025.

In connection with the anticipated Liquidations, each Portfolio has suspended most sales of its shares and exchanges into the Portfolio. In limited circumstances, such as sales made through retail omnibus platforms, each Portfolio will continue to offer its shares, although without an initial sales charge. In addition, each Portfolio will waive contingent deferred sales charges upon redemption of the Portfolio’s shares.

This supplement does not constitute a solicitation of any vote or approval. Any such solicitation will be made by a proxy statement containing important information about the Portfolios and the Liquidations, which investors are urged to read carefully in its entirety when it becomes available. When available, the proxy statement and any other relevant documents will be accessible, free of charge, on the SEC’s website at www.sec.gov, or by calling (800)-221-5672.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus or Prospectuses for future reference.

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